                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 1996


                          Technology Solutions Company
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-19433                       36-3584201
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(State or Other                 (Commission                  (I.R.S. Employer
 Jurisdiction                   File Number)                Identification No.)
of Corporation)


                      205 North Michigan Avenue, Chicago, IL           60601
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                    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (312) 228-4500


                                 Not Applicable

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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


     1    Press release of the Company dated December 19, 1996.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 19, 1996      By:  TECHNOLOGY SOLUTIONS COMPANY
                                   (Registrant)


                              By:  /s/  Martin T. Johnson
                                   ----------------------------------
                                   Martin T. Johnson
                                   Sr. Vice President -Chief Financial Officer

                                             NEWS RELEASE
For further information, contact:
Tork Johnson, Chief Financial Officer
Andrea Stack, Investor Relations
Heidi Dethloff, Public Relations             Date: December 18, 1996
Technology Solutions Company
312/228-4500                                 For Release: Immediate
web:  http://www.TechSol.com

-------------------------------------------------------------------------------

                          TECHNOLOGY SOLUTIONS COMPANY
                   REPORTS RECORD SECOND QUARTER 1997 RESULTS

                       REVENUES INCREASED BY 70 PERCENT;
               15 PERCENT OPERATING INCOME MARGIN TARGET ACHIEVED


     CHICAGO   December 18, 1996  -- Technology Solutions Company (TSC) (Nasdaq:
TSCC) today announced fiscal 1997 second quarter revenues of $39.5 million for the period ended November 30, 1996, up 70 percent from the $23.3 million in the second quarter of fiscal 1996. Revenues for the first half of fiscal 1997 were $71.7 million, up 63 percent from $44.0 million in the first half of fiscal 1996.

     Total company operating income for the fiscal 1997 second quarter was $5.9 million, compared to a reported operating loss of ($560,000) in the fiscal 1996 second quarter which includes the one-time securities litigation settlement charge of $2.3 million. Total company net income for the second quarter was $3.7 million, compared to reported net income of $43,000 in the fiscal 1996 second quarter reflecting the one-time charge. Earnings per share for the second quarter 1997 were $0.21 on 17.7 million shares and equivalent shares outstanding, compared with earnings per share of $0.01 on 15.9 million shares and equivalent shares outstanding in second quarter 1996 (including the one-time charge). All per share figures reflect the three-for-two stock split effective July 1996.

     "This is another record-setting quarter for TSC, representing our eleventh consecutive quarter of increased revenues and employee headcount. On an equally positive note, we are


                                     -more-

TSC SECOND QUARTER RESULTS/ADD ONE

pleased to report that the company has achieved its 15 percent operating margin," said John T. Kohler, president and CEO of TSC. "Further, our fiscal 1997 first half revenue results exceed the company's full year revenues for fiscal 1995."

     The first half of fiscal 1997 net income was $5.9 million, compared to $1.2 million in the first half of fiscal 1996 including the one-time charge.
Earnings per share for the first half of fiscal 1997 were $0.34 on 17.4 million shares and equivalent shares outstanding.

     Kohler noted that TSC's aggressive recruiting of highly experienced professionals is helping fuel the company's growth. The total number of project managers increased to 94 from 88 on August 31, 1996. TSC's total company headcount is 836 employees worldwide up from 537 a year ago. TSC, both domestically and internationally, managed 172 projects at 107 clients, including 13 new clients and 35 new projects this quarter.


     "Our three core businesses -- U.S. Consulting and Systems Integration, International Consulting, and Strategic and Complementary Services -- give us the opportunity to sharpen our focus on the needs of the marketplace," said Kohler. "This structure provides our executives with the authority and responsibility to manage multiple business units, encourages strong collaboration, and provides our global customers with greater value."

     The company's U.S. Consulting and Systems Integration business is comprised of six business units: Call Center, Enterprise Applications, Telecommunications, Products, Financial Services, and Managed Health Care. Kohler noted that Enterprise Applications, responsible for the large-scale implementation of the enterprise application software packages, is TSC's fastest growing business unit and fueled the company's revenue growth this quarter.

     TSC's international consulting revenues for the second quarter 1997 represented approximately 12 percent of TSC's total company revenues. During the quarter, 15 percent of TSC's total employees worked outside of the U.S. on consulting and implementation projects in Latin America, Canada, and Europe. Earlier this month, the company expanded its European operations with the formation of TSC Europe (Deutschland) GmbH.


                                     -more-

TSC SECOND QUARTER RESULTS/ADD TWO

     "Our work in call center and customer relationship management consulting continues to drive our business in Europe and Canada, while our Enterprise Applications business is the primary focus of our work in Latin America," added Kohler.

     The company will continue to expand geographically, regionalize marketing and recruiting, and broaden its service offerings in targeted niches that provide clients with value-added services, noted Kohler. TSC's Strategic and Complementary Services business includes among others, McLaughlin & Associates, the company's strategic management consulting unit, and Change & Learning Technologies, its education and training business, which was announced in a separate press release earlier this week.

      Technology Solutions Company delivers business and technology consulting services that help clients transform customer relationships and improve operations. TSC partners with clients in a wide range of industries and has earned recognition as a leader in client/server solutions for supply chain management, call center and customer service reengineering, electronic commerce, financial services, and the integration of packaged software. The company has headquarters in Chicago with major offices throughout the U.S., Canada, Latin America, and Europe.

                                      # # #

THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE, WHICH REFLECT MANAGEMENT'S BEST JUDGMENT BASED ON FACTORS CURRENTLY KNOWN, INVOLVE RISKS AND UNCERTAINTIES INCLUDING THE SUCCESSFUL COMPLETION OF CLIENT PROJECTS AND THE DEVELOPMENT OF NEW CONSULTING SERVICES AND GEOGRAPHIC MARKETS, THE SUCCESSFUL INTEGRATION OF THE OPERATIONS OF ASPEN CONSULTANCY AND MCLAUGHLIN & ASSOCIATES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING THE REPORT ON FORM 10-K FOR THE YEAR ENDED MAY 31, 1996, AND THE ANNUAL REPORT TO SHAREHOLDERS. ACTUAL RESULTS MAY VARY MATERIALLY.

                          TECHNOLOGY SOLUTIONS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)




                                                 For the Quarter Ended        For the Six Months Ended
                                                       November 30,                 November 30,
                                               ------------------------      --------------------------
                                                  1996           1995           1996          1995
                                                  ----           ----           ----          ----
                                                       (unaudited)                   (unaudited)

REVENUES:
   Professional fees . . . . . . . . . . . .    $39,521        $23,128        $71,336        $43,860
   Software and hardware products. . . . . .       --              172            347            172
                                                -------        -------        -------        -------
                                                 39,521         23,300         71,683         44,032
                                                -------        -------        -------        -------
COSTS AND  EXPENSES:
   Project personnel . . . . . . . . . . . .     17,746         10,583         33,823         20,646
   Other project expenses. . . . . . . . . .      5,266          3,651         10,059          6,154
   Cost of products sold . . . . . . . . . .       --               21             54             21
   Management and administrative support . .      7,960          5,684         13,643         11,211
   Shareholder litigation settlement . . . .       --            2,345             --          2,345
   Incentive compensation. . . . . . . . . .      2,621          1,576          5,025          2,974
                                                -------        -------        -------        -------
                                                 33,593         23,860         62,604         43,351
                                                -------        -------        -------        -------

OPERATING INCOME (LOSS). . . . . . . . . . .      5,928           (560)         9,079            681

INVESTMENT INCOME. . . . . . . . . . . . . .        490            440            953            907
                                                -------        -------        -------        -------

INCOME (LOSS) BEFORE INCOME TAXES. . . . . .      6,418           (120)        10,032          1,588

INCOME TAX PROVISION (BENEFIT) . . . . . . .      2,672           (163)         4,161            390
                                                -------        -------        -------        -------

NET INCOME . . . . . . . . . . . . . . . . .    $ 3,746         $   43        $ 5,871        $ 1,198
                                                -------        -------        -------        -------
                                                -------        -------        -------        -------
EARNINGS PER COMMON SHARE. . . . . . . . . .    $  0.21         $ 0.01        $  0.34        $  0.08
                                                -------        -------        -------        -------
                                                -------        -------        -------        -------

WEIGHTED AVERAGE NUMBER OF
   COMMON AND COMMON
   EQUIVALENT SHARES
   OUTSTANDING . . . . . . . . . . . . . . . 17,721,736     15,882,476     17,400,407     15,845,439
                                             ----------     ----------     ----------     ----------
                                             ----------     ----------     ----------     ----------

                              TECHNOLOGY SOLUTIONS COMPANY
                              CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                    ASSETS


                                                             November 30,     May 31,
                                                                1996            1996
                                                                ----            ----
                                                             (unaudited)

CURRENT ASSETS:
   Cash and cash equivalents . . . . . . . . . . . . .       $  17,593        $12,990
   Marketable securities . . . . . . . . . . . . . . .          14,697         11,580
   Receivables . . . . . . . . . . . . . . . . . . . .          38,222         23,537
   Refundable income taxes . . . . . . . . . . . . . .           7,011          5,117
   Deferred income taxes . . . . . . . . . . . . . . .           3,457          1,194
   Other current assets. . . . . . . . . . . . . . . .           6,043          6,166
                                                             ---------        -------
     Total current assets. . . . . . . . . . . . . . .          87,023         60,584

   COMPUTERS, FURNITURE AND EQUIPMENT, NET . . . . . .           4,513          4,443

   LONG-TERM INVESTMENTS . . . . . . . . . . . . . . .          11,044         17,140

   COST IN EXCESS OF NET ASSETS OF ACQUIRED
   BUSINESSES AND OTHER INTANGIBLES. . . . . . . . . .           3,625          3,079

   LONG-TERM RECEIVABLES AND OTHER . . . . . . . . . .           4,239          4,191
                                                             ---------        -------

     Total assets. . . . . . . . . . . . . . . . . . .       $110,444         $89,437
                                                             --------         -------
                                                             --------         -------

                LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable. . . . . . . . . . . . . . . . . .      $    1,937       $  1,344
   Accrued compensation and related costs. . . . . . .          10,537         11,621
   Capitalized lease obligations . . . . . . . . . . .           1,918          2,616
   Deferred compensation . . . . . . . . . . . . . . .           5,426          2,660
   Other current liabilities . . . . . . . . . . . . .           2,205          1,167
                                                              --------        -------
     Total current liabilities . . . . . . . . . . . .          22,023         19,408
                                                              --------        -------

STOCKHOLDERS' EQUITY:

Preferred stock, $.01 par value; shares authorized --
   10,000,000, none issued . . . . . . . . . . . . . .              __             __
Common stock, $.01 par value; shares authorized --
   50,000,000, shares issued - 15,704,153. . . . . . .             179            179
Capital in excess of par value . . . . . . . . . . . .          58,405         50,344
Retained earnings. . . . . . . . . . . . . . . . . . .          41,854         35,983
Unrealized holding loss. . . . . . . . . . . . . . . .            (450)          (642)
Cumulative Translation Adjustment. . . . . . . . . . .             (19)            --
                                                              --------        -------
                                                                99,969         85,864

Less: Treasury stock, at cost (2,199,440 and
   3,014,045 shares) . . . . . . . . . . . . . . . . .         (11,548)       (15,835)
                                                              --------        -------
   Total stockholders' equity. . . . . . . . . . . . .          88,421         70,029
                                                              --------        -------
   Total liabilities and stockholders' equity. . . . .        $110,444        $89,437
                                                              --------        -------
                                                              --------        -------